MERRILL LYNCH INVESTOR CHOICE ANNUITY® (IRA SERIES)

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement Dated June 28, 2017

to the

Prospectus dated May 1, 2014

Effective on or about June 12, 2017, based on changes to the underlying fund portfolios, the name changes will apply to the applicable subaccounts:

PRIOR SUBACCOUNT NAME	NEW SUBACCOUNT NAME
BlackRock Global Opportunities Portfolio	BlackRock Advantage International Fund
BlackRock Large Cap Core Fund	BlackRock Advantage Large Cap Core Fund
BlackRock Large Cap Growth Fund	BlackRock Large Cap Focus Growth Fund
BlackRock Large Cap Value Fund	BlackRock Advantage Large Cap Value Fund

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice Annuity® (IRA Series) dated May 1, 2014